Net Income Per Unit	12 Months Ended
Dec. 31, 2011
Net Income Per Unit Abstract
Net Income Per Unit
15.	Net Income Per Unit
The general partner's, common unit holders' and subordinated unitholders' interests in net income are calculated as if all net income for periods subsequent to April 4, 2007, were distributed according to the terms of the Partnership's Agreement, regardless of whether those earnings would or could be distributed. The Partnership Agreement does not provide for the distribution of net income; rather, it provides for the distribution of available cash (Note 13), which is a contractually-defined term that generally means all cash on hand at the end of each quarter after establishment of cash reserves established by the Partnership's board of directors to provide for the proper resources for the Partnership's business. Unlike available cash, net income is affected by non-cash items. The Partnership follows the guidance relating to the Application of the Two-Class Method and its application to Master Limited Partnerships which considers whether the incentive distributions of a master limited partnership represent a participating security when considered in the calculation of earnings per unit under the Two-Class Method.
This guidance also considers whether the partnership agreement contains any contractual limitations concerning distributions to the incentive distribution rights that would impact the amount of earnings to allocate to the incentive distribution rights for each reporting period.
Under the Partnership Agreement, the holder of the incentive distribution rights in the Partnership, which is currently the CGP, assuming that there are no cumulative arrearages on common unit distributions, has the right to receive an increasing percentage of cash distributions after the minimum quarterly distribution (Note 13).
Excluding the non-cash gain from bargain purchase, as this was not distributed to the Partnership's unit holders for the year ended December 31, 2011 the Partnership's net income for the years ended December 31, 2011, 2010 and 2009 did not exceed the First Target Distribution Level, and as a result, the assumed distribution of net income did not result in the use of increasing percentages to calculate CGP's interest in net income.
The Partnership excluded the dilutive effect of 1,187,130 and 795,200 non-vested unit awards in calculating dilutive EPU for its common unitholders as of December 31, 2011 and 2010, respectively, as they were anti-dilutive. The non-vested units are participating securities because they receive distributions from the Partnership and these distributions do not have to be returned to the Partnership if the non-vested units are forfeited by the grantee.

The two class method was used to calculate EPU as follows:

Numerators	2011	2010	2009
Partnership's net income	$87,120	$17,936	$29,225
Less:
General Partner's interest in Partnership's net income	1,742	359	584
Subordinated units interest in Partnership's net income	—	—	1,242
Partnership's net income allocable to unvested units	1,571	147	—

Partnership's net income available to common unitholders	$83,807	$17,430	$27,399

Denominators
Weighted average number of common units outstanding, basic and diluted	47,138,336	32,437,314	23,755,663

Net income per common unit:
Basic and diluted	$1.78	$0.54	$1.15